UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-5522
                                   ------------


                             AXP SECTOR SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     6/30
                         --------------
Date of reporting period:    6/30
                         --------------

AXP(R)
  Dividend
        Opportunity
                Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   June 30, 2005

AXP Dividend Opportunity Fund seeks to provide shareholders with a high level of current income. Secondary objective is growth of income and capital.

(This annual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance           8

Investments in Securities                 10

Financial Statements                      14

Notes to Financial Statements             17

Report of Independent Registered
   Public Accounting Firm                 29

Federal Income Tax Information            30

Fund Expenses Example                     32

Board Members and Officers                34

Approval of Investment Management
   Services Agreement                     37

Proxy Voting                              39

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors division. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express. On Aug. 1, 2005, American Express Financial Corporation and several of its companies, through which the products and services of the American Express Financial Advisors division are offered, changed their names in anticipation of their separation from American Express. American Express Financial Corporation, which currently provides investment management services for the American Express Funds, changed its name to Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of the Ameriprise Financial family of companies. American Express Financial Advisors Inc., which is currently the distributor of the American Express Funds, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial. Ameriprise Financial and American Express will be independent companies, with separate public ownership, boards of directors and management. No changes in the management or operations of the funds or in the services provided to the funds are anticipated in connection with the reorganization.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSourceSM brand which, with the approval of the American Express Funds' Boards of Directors, will replace "American Express" as the name of the fund family. The RiverSource brand will also be used for certain subsidiaries of Ameriprise Financial that provide services to the funds. The transition to the RiverSource name, which began on Aug. 1 2005, will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to shareholders.

--------------------------------------------------------------------------------
2   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Fund Snapshot
        AT JUNE 30, 2005

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry
Warren Spitz                      2/04                       21
Steve Schroll                     2/04                       24
Laton Spahr                       2/04                        6

FUND OBJECTIVE

High level of current income. Secondary goals are growth of income and capital.

Inception dates by class
A: 8/1/88     B: 3/20/95   C: 6/26/00   I: 3/4/04    Y: 3/20/95

Ticker symbols by class
A: INUTX      B: IUTBX     C: ACUIX     I: --        Y: --

Total net assets                                         $1.117 billion

Number of holdings                                                  128

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
  X                      LARGE
  X                      MEDIUM   SIZE
  X                      SMALL

SEC YIELDS

At June 30, 2005 by class
A: 2.04%      B: 1.40%     C: 1.40%     I: 2.61%     Y: 2.34%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Financials 21.6%
Utilities 20.1%
Energy 11.7%
Telecommunication services 10.2%
Materials 9.7%
Consumer staples 9.5%
Health care 4.7%
Consumer discretionary 4.5%
Industrials 4.3%
Information technology 1.9%
Short-term securities* 1.8%

* Of the 1.8%, 1.1% is due to security lending activity and 0.7% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Bank of America (Banks and savings & loans)                        3.7%
Chevron (Energy)                                                   3.1
Altria Group (Beverages & tobacco)                                 2.7
Citigroup (Finance companies)                                      2.5
BP ADR (Energy)                                                    2.4
SBC Communications (Utilities -- telephone)                        2.2
Reynolds American (Beverages & tobacco)                            1.8
AT&T (Utilities -- telephone)                                      1.7
Duke Energy (Utilities -- electric)                                1.6
Royal Dutch Petroleum (Energy)                                     1.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities." Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Performance Summary

[BAR CHART]
                             PERFORMANCE COMPARISON
                        For the year ended June 30, 2005

                        +17.79%    +14.06%       +10.09%

+17.79% = AXP Dividend Opportunity Fund Class A (excluding sales charge) +14.06% = Russell 1000(R) Value Index (unmanaged)
+10.09% = Lipper Equity Income Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.ameriprise.com.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                              Class A               Class B                  Class C              Class I          Class Y
(Inception dates)            (8/1/88)              (3/20/95)                (6/20/00)            (3/4/04)         (3/20/95)
                                                          After                    After
                        NAV(1)    POP(2)      NAV(1)     CDSC(3)       NAV(1)     CDSC(4)         NAV(5)           NAV(6)
at June 30, 2005
1 year                 +17.79%    +11.02%    +16.84%    +11.84%       +16.86%    +15.86%          +18.24%        +17.93%
3 years                 +6.77%     +4.68%     +5.98%     +4.78%        +6.00%     +6.00%            N/A           +7.03%
5 years                 -0.36%     -1.53%     -1.14%     -1.47%        -1.13%     -1.13%            N/A           -0.17%
10 years                +8.15%     +7.51%     +7.34%     +7.34%          N/A        N/A             N/A           +8.32%
Since inception         +9.54%     +9.16%     +7.88%     +7.88%        -1.58%     -1.58%          +11.91%         +8.87%

On Feb. 18, 2004 the Fund changed its name and investment strategy and shifted from a single-sector utilities fund to a broad-based fund with a focus on dividend-paying stocks.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

    Below, AXP Dividend Opportunity Fund's portfolio management team of Warren Spitz, Steve Schroll and Laton Spahr discusses the Fund's results and positioning of the fiscal year.

Q: How did AXP Dividend Opportunity Fund perform for the fiscal year?

A: AXP Dividend Opportunity Fund's Class A shares gained 17.79% (excluding sales charge) for the 12 months ended June 30, 2005. The Fund significantly outperformed the 14.06% advance of the Russell 1000(R) Value Index (Russell Index) and the 10.09% gain of the Lipper Equity Income Funds Index, representing the Fund's peer group, for the same period.

Q:  What factors most significantly affected performance?

A: The Fund benefited from the outperformance of higher-dividend paying sectors vs. lower-dividend paying sectors for the annual period overall. Indeed, the Fund's dividend yield remained high relative to the Lipper Equity Income Funds Index. We have seen more interest in dividend-paying stocks following the 2003 legislation that provides favorable tax treatment to qualified dividend income from equity securities. More investors consider both the dividend factor and the effectively higher after-tax yields on these equities as criteria in choosing stocks. Also, in an atmosphere wherein corporate governance and accounting scandals continue to make headlines, cash payout of dividends shows genuine financial strength.

    More specifically, the Fund's significant exposure to and stock selection within the utilities and materials sectors contributed positively to annual performance. Within utilities, Duke Energy and AT&T were outstanding performers. Also contributing was Public Service Enterprise Group, the holding company for PSE&G, which distributes electricity and gas in New Jersey. The company was acquired during the period by Exelon, a major utility company in Illinois and Pennsylvania. In materials, the Fund's best performance came from the chemicals industry, particularly Lyondell Chemical, Eastman Chemical and Dow Chemical.

    Detracting from performance was the Fund's modest exposure to the strongly performing integrated oils industry, particularly Exxon Mobil. Holding General Motors within the autos and transportation sector during the first half of the fiscal year also hurt relative returns. We sold the Fund's position in General Motors in December 2004.

--------------------------------------------------------------------------------
5   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> In the first half of 2005, dividends started growing faster than corporate profits. [END CALLOUT QUOTE]

Q:  What changes did you make to the  Fund's portfolio?

A: We increased the Fund's position in health care, with a focus on large-cap pharmaceuticals. For example, we established a position in Merck during the period. We also added to the consumer cyclicals and utilities sectors, as these areas maintain strong prospects. We reduced the Fund's positions in materials, especially chemical companies, taking profits from several stocks that had performed well. The Fund's position in autos and transportation also was reduced, primarily through the sale of its General Motors holding. Finally, we decreased the Fund's allocation to domestic financials and redeployed those assets into international financial stocks. From our perspective, yield and yield growth looked better in Europe than in the U.S.

    We maintained a low turnover throughout the annual period in an effort to take advantage of the benefits of 2003 federal tax legislation. To qualify for preferential tax rates under the legislation, the Fund must hold a dividend-paying security for more than 60 days during a 121-day period that begins 60 days before what is known as the ex-dividend date. The ex-dividend date is the first date following the declaration of a dividend on which the Fund will not receive the next dividend payment. So if the Fund holds a stock for at least 61 continuous days, the holding period test will be met for most dividends received. The Fund had an annual portfolio turnover rate of just 24%. Every major sector in the Russell Index was represented in the Fund throughout the period.

Q:  How do you intend to manage the Fund in the coming months?

A: We are reasonably confident the U.S. economy will continue to grow and that the much-publicized "soft patch" is likely behind us. While we believe the Federal Reserve Board will continue to raise short-term interest rates in the coming months, we do not see such further tightening as putting economic growth at risk.

    Within the equity market, we believe that the divergence in performance among large-, mid- and small-capitalization stocks will continue to diminish going forward. We further believe that style investing may become less critical ahead, with equity returns increasingly

--------------------------------------------------------------------------------
6   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> The Fund's significant exposure to and stock selection within the utilities and materials sectors contributed positively to annual performance. [END CALLOUT QUOTE]

    dependent on individual sector and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and, eventually, higher labor costs. That said, we will stay disciplined to our deep value style of investing.

    Finally, we remain optimistic about dividend-paying stocks. Current yield on dividend-paying stocks is still quite attractive relative to fixed income alternatives at present, and we anticipate this trend will continue. In addition, as rhetoric surrounding potential inflationary pressures grows, it is worth noting that unlike Treasury bonds, which pay a fixed rate of income and may not keep pace with inflation, stock dividends have historically outpaced the inflation rate. In the first half of 2005, dividends started growing faster than corporate profits. In the first quarter of 2005, corporate earnings grew by less than 14%, while dividends increased by almost 16%. In the second quarter, dividends jumped by nearly 13%, or almost double the estimated 7% rate of profit growth. Dividends typically have grown faster than earnings only in economic downturns, like in 2001. However, this phenomenon is happening now midway into a business cycle -- a rare occurrence. Furthermore, evidence indicates that there is great potential for this trend to continue.

    Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward. Corporate managements are increasingly choosing dividend increases over stock buybacks as a method of returning wealth to shareholders. Indeed, the pace of corporate dividend increases continued to accelerate both in frequency and in magnitude during the annual period, with a growing number of companies either initiating or increasing dividend payments. Of those companies in the S&P 500 Index, 384 currently offer dividends to their shareholders.

    We intend to continue managing the Fund through a diversified mix of dividend-paying stocks, with a focus on large-cap, value-oriented companies.

--------------------------------------------------------------------------------
7   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Dividend Opportunity Fund Class A shares (from 7/1/95 to 6/30/05) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.ameriprise.com. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                   Class A
                                         Short-term       Long-term
Fiscal year ended             Income    capital gains   capital gains    Total
June 30, 2005                  $0.22          $--           $  --        $0.22
June 30, 2004                   0.20           --              --         0.20
June 30, 2003                   0.18           --              --         0.18
June 30, 2002                   0.18           --            0.29         0.47
June 30, 2001                   0.13           --            0.39         0.52

--------------------------------------------------------------------------------
8   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

[LINE CHART]

                           VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP DIVIDEND OPPORTUNITY FUND

AXP Dividend Opportunity Fund         $ 9,425 $11,336  $13,390  $17,203  $20,663  $21,010  $22,300  $16,952  $16,545 $17,516 $20,632
  Class A                             $10,000 $12,463  $16,599  $21,386  $24,887  $22,667  $25,011  $22,773  $22,541 $27,304 $31,143
Russell 1000(R) Value Index(1)        $10,000 $12,080  $15,308  $18,561  $20,640  $19,284  $20,769  $18,736  $18,384 $21,875 $24,082
Lipper Equity Income Funds Index(2)      95     '96      '97      '98      '99      '00      '01      '02       '03    '04     '05

COMPARATIVE RESULTS

Results at June 30, 2005                                                                                            Since
                                                        1 year      3 years       5 years       10 years        inception(3)
AXP Dividend Opportunity Fund (includes sales charge)
Class A    Cumulative value of $10,000                 $11,102      $11,471       $9,258         $20,632         $44,029
           Average annual total return                 +11.02%       +4.68%       -1.53%          +7.51%          +9.16%
The Russell 1000(R) Value Index(1)
           Cumulative value of $10,000                 $11,406      $13,676      $13,740         $31,143         $72,447
           Average annual total return                 +14.06%      +11.00%       +6.56%         +12.03%         +12.42%
The Lipper Equity Income Funds Index(2)
           Cumulative value of $10,000                 $11,009      $12,854      $12,486         $24,082         $52,501
           Average annual total return                 +10.09%       +8.73%       +4.54%          +9.19%         +10.30%

Results for other share classes can be found on page 4.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from Aug. 1, 1988. Russell 1000 Value Index and Lipper peer group data is from Aug. 1, 1988.

--------------------------------------------------------------------------------
9   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Investments in Securities

AXP Dividend Opportunity Fund

June 30, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (98.8%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (1.1%)
Honeywell Intl                                329,500              $12,069,585

Automotive & related (0.7%)
Dana                                          153,600                2,305,536
Genuine Parts                                 135,200                5,555,368
Total                                                                7,860,904

Banks and savings & loans (11.5%)
AmSouth Bancorporation                        515,100               13,392,600
Bank of America                               909,270               41,471,806
Capitol Federal Financial                      92,700                3,196,296
Colonial BancGroup                            206,700                4,559,802
Lloyds TSB Group                              618,000(c)             5,237,100
Natl Australia Bank                           574,700(c)            13,425,367
Royal Bank of Scotland Group                  241,500(c)             7,270,897
US Bancorp                                    367,200               10,722,240
Wachovia                                      284,300               14,101,280
Washington Mutual                             238,760                9,715,144
Wells Fargo & Co                               95,000                5,850,100
Total                                                              128,942,632

Beverages & tobacco (5.6%)
Altria Group                                  468,300               30,280,278
Diageo ADR                                    102,800(c)             6,096,040
Loews - Carolina Group                        193,100(f)             6,434,092
Reynolds American                             255,900               20,164,920
Total                                                               62,975,330

Building materials & construction (1.5%)
CEMEX ADR                                     257,052(c)            10,904,146
Hanson                                        648,900(c)             6,237,187
Total                                                               17,141,333

Chemicals (5.5%)
Air Products & Chemicals                       27,700                1,670,310
Compass Minerals Intl                         431,850               10,105,290
Dow Chemical                                  306,400               13,643,992
Eastman Chemical                              253,900               14,002,585
EI du Pont de Nemours & Co                    279,500               12,021,295
Lyondell Chemical                             393,300               10,390,986
Total                                                               61,834,458

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Computer software & services (1.4%)
Deluxe                                        126,900               $5,152,140
Microsoft                                     438,100               10,882,404
Total                                                               16,034,544

Electronics (0.5%)
Intel                                         195,300                5,089,518

Energy (8.9%)
BP ADR                                        438,400(c)            27,347,392
Chevron                                       627,200               35,073,024
Eni                                           357,200(c)             9,177,743
Exxon Mobil                                   185,400               10,654,938
Royal Dutch Petroleum                         271,300(c)            17,607,370
Total                                                               99,860,467

Energy equipment & services (2.9%)
Enterprise Products Partners LP                89,100                2,386,989
GlobalSantaFe                                 305,800               12,476,640
Halliburton                                   193,700                9,262,734
Schlumberger                                  102,700                7,799,038
Total                                                               31,925,401

Finance companies (2.5%)
Citigroup                                     600,700               27,770,361

Financial services (2.1%)
AMVESCAP                                      456,300(c)             2,722,300
Fannie Mae                                     67,200                3,924,480
HSBC Holdings                                 452,800(c)             7,200,286
JPMorgan Chase & Co                           278,100                9,822,492
Total                                                               23,669,558

Food (1.8%)
ConAgra Foods                                 386,900                8,960,604
Sara Lee                                      373,100                7,391,111
SYSCO                                          89,900                3,253,481
Total                                                               19,605,196

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health care products (4.3%)
Bristol-Myers Squibb                          551,600              $13,778,968
Eli Lilly & Co                                 55,900                3,114,189
GlaxoSmithKline ADR                           197,000(c)             9,556,470
Merck & Co                                    533,700               16,437,960
Pfizer                                        177,300                4,889,934
Total                                                               47,777,521

Household products (1.6%)
Newell Rubbermaid                             193,200                4,605,888
Tupperware                                    550,200               12,858,174
Total                                                               17,464,062

Industrial services (0.5%)
BOC Group                                     309,000(c)             5,544,134

Industrial transportation (0.6%)
Aries Maritime Transport                      350,000(b,c,d)         4,375,000
Arlington Tankers                             103,700(c)             2,259,623
Golden Ocean Group                             39,900(b,c)              25,956
Ship Finance Intl                              30,998(c)               586,172
Total                                                                7,246,751

Insurance (2.2%)
Lincoln Natl                                   97,400                4,570,008
Marsh & McLennan Companies                     65,700                1,819,890
Montpelier Re Holdings                         30,100(c)             1,040,858
XL Capital Cl A                               230,400(c)            17,146,368
Total                                                               24,577,124

Leisure time & entertainment (1.3%)
Cedar Fair LP                                 235,500                7,580,745
Regal Entertainment Group Cl A                395,000(d)             7,457,600
Total                                                               15,038,345

Lodging & gaming (0.4%)
Intl Game Technology                          178,000                5,010,700

Machinery (0.9%)
Harsco                                         89,500                4,882,225
Tomkins                                     1,153,600(c)             5,404,658
Total                                                               10,286,883

Media (1.6%)
PanAmSat Holding                              327,200                6,710,872
RR Donnelley & Sons                           317,800               10,967,278
Total                                                               17,678,150

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Metals (0.9%)
Rio Tinto ADR                                  84,000(c)           $10,241,280

Multi-industry (1.2%)
Hubbell Cl B                                   36,400                1,605,240
Pitney Bowes                                  283,700               12,355,135
Total                                                               13,960,375

Paper & packaging (1.8%)
Intl Paper                                     50,900                1,537,689
MeadWestvaco                                  327,000                9,169,080
Packaging Corp of America                     187,300                3,942,665
Stora Enso Cl R                               412,000(c)             5,274,777
Total                                                               19,924,211

Real estate investment trust (3.5%)
Crescent Real Estate Equities                 310,800                5,827,500
Equity Office Properties Trust                198,700                6,576,970
Friedman, Billings, Ramsey
  Group Cl A                                  179,200                2,562,560
KKR Financial                                 129,110                3,227,750
Plum Creek Timber                              79,000                2,867,700
Rayonier                                      186,800                9,906,004
Vornado Realty Trust                           99,300                7,983,720
Total                                                               38,952,204

Retail -- general (0.5%)
May Dept Stores                               139,300                5,594,288

Retail -- grocery (0.7%)
Albertson's                                   372,700                7,707,436

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Utilities -- electric (13.2%)
Ameren                                        111,200               $6,149,360
CH Energy Group                                44,000                2,139,720
Cinergy                                       208,600                9,349,452
Consolidated Edison                           305,900               14,328,356
Dominion Resources                            119,500                8,770,105
DTE Energy                                    148,800                6,959,376
Duke Energy                                   619,300               18,411,790
Energy East                                    81,200                2,353,176
Exelon                                        128,500                6,595,905
FirstEnergy                                   155,800                7,495,538
FPL Group                                     120,900                5,085,054
Natl Grid Transco                           1,754,300(c)            16,954,538
Northeast Utilities                           103,800                2,165,268
NSTAR                                         101,600                3,132,328
Progress Energy                               168,500                7,622,940
Public Service Enterprise Group               265,800               16,165,956
Southern                                      219,900                7,623,933
TECO Energy                                   164,600                3,112,586
UIL Holdings                                   50,600                2,722,786
Total                                                              147,138,167

Utilities -- natural gas (7.1%)
Enbridge                                      491,401(c)            14,004,946
Equitable Resources                            51,400                3,495,200
KeySpan                                       226,600                9,222,620
Kinder Morgan                                 109,700                9,127,040
Kinder Morgan Energy LP                       185,601(d)             9,450,789
Nicor                                         312,700               12,873,859
NiSource                                      440,300               10,888,619
TransCanada                                   390,200(c)            10,324,692
Total                                                               79,387,765

Utilities -- telephone (10.3%)
ALLTEL                                         74,400                4,633,632
AT&T                                        1,035,800               19,721,632
BellSouth                                     557,300               14,807,461
BT Group                                    3,248,800(c)            13,378,611
Citizens Communications                       391,600                5,263,104
MCI                                           328,650                8,449,592
SBC Communications                          1,023,600               24,310,500
Telefonos de Mexico ADR Cl L                  316,000(c)             5,969,240
Telstra                                     1,533,700(c)             5,905,759
Verizon Communications                        376,800               13,018,440
Total                                                              115,457,971

Total common stocks
(Cost: $1,002,662,062)                                          $1,103,766,654

Preferred stock (0.5%)
Issuer                                         Shares                 Value(a)

Schering-Plough
  6.00% Cv                                     99,200               $5,054,736

Total preferred stock
(Cost: $4,966,335)                                                  $5,054,736

Short-term securities (1.8%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (1.3%)
Federal Home Loan Bank Disc Nt
   07-20-05              3.16%             $4,700,000               $4,691,775
Federal Natl Mtge Assn Disc Nt
   08-01-05              3.07              10,000,000                9,972,800
Total                                                               14,664,575

Commercial paper (0.5%)
Morgan Stanley & Co
   07-01-05              3.40               5,600,000                5,599,471

Total short-term securities
 (Cost: $20,265,836)                                               $20,264,046

Total investments in securities
(Cost: $1,027,894,233)(g)                                       $1,129,085,436

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At June 30, 2005, the value of foreign securities represented 21.6% of net assets.

(d) At June 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.1% of net assets. See Note 5 to the financial statements. 0.7% of net assets is the Fund's cash equivalent position.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g) At June 30, 2005, the cost of securities for federal income tax purposes was $1,027,367,607 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                   $124,850,670
        Unrealized depreciation                                    (23,132,841)
                                                                   -----------
        Net unrealized appreciation                               $101,717,829
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.ameriprise.com.

--------------------------------------------------------------------------------
13   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Dividend Opportunity Fund

June 30, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,027,894,233)                                                                          $1,129,085,436
Foreign currency holdings (identified cost $329,003) (Note 1)                                                       330,669
Capital shares receivable                                                                                           618,149
Dividends and accrued interest receivable                                                                         3,583,734
Receivable for investment securities sold                                                                        10,743,612
                                                                                                                 ----------
Total assets                                                                                                  1,144,361,600
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   184,848
Capital shares payable                                                                                               67,538
Payable for investment securities purchased                                                                      14,086,905
Payable upon return of securities loaned (Note 5)                                                                12,210,000
Accrued investment management services fee                                                                           18,264
Accrued distribution fee                                                                                            264,043
Accrued transfer agency fee                                                                                           3,636
Accrued administrative services fee                                                                                   1,129
Other accrued expenses                                                                                              177,430
                                                                                                                    -------
Total liabilities                                                                                                27,013,793
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                           $1,117,347,807
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,533,206
Additional paid-in capital                                                                                    1,514,498,747
Undistributed net investment income                                                                               2,599,748
Accumulated net realized gain (loss) (Note 7)                                                                  (502,471,786)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           101,187,892
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,117,347,807
                                                                                                             ==============
Net assets applicable to outstanding shares:                  Class A                                        $  808,056,488
                                                              Class B                                        $  297,235,931
                                                              Class C                                        $   11,875,411
                                                              Class I                                        $       11,068
                                                              Class Y                                        $      168,909
Net asset value per share of outstanding capital stock:       Class A shares              110,670,374        $         7.30
                                                              Class B shares               40,987,439        $         7.25
                                                              Class C shares                1,638,182        $         7.25
                                                              Class I shares                    1,513        $         7.32
                                                              Class Y shares                   23,085        $         7.32
                                                                                               ------        --------------
* Including securities on loan, at value (Note 5)                                                            $   11,974,600
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Dividend Opportunity Fund

Year ended June 30, 2005
Investment income
Income:
Dividends                                                                                                      $ 44,999,611
Interest                                                                                                            131,966
Fee income from securities lending (Note 5)                                                                         169,822
   Less foreign taxes withheld                                                                                     (635,228)
                                                                                                                   --------
Total income                                                                                                     44,666,171
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                6,201,403
Distribution fee
   Class A                                                                                                        1,852,456
   Class B                                                                                                        2,836,466
   Class C                                                                                                          105,158
Transfer agency fee                                                                                               1,731,854
Incremental transfer agency fee
   Class A                                                                                                          126,242
   Class B                                                                                                          100,778
   Class C                                                                                                            3,777
Service fee -- Class Y                                                                                                  223
Administrative services fees and expenses                                                                           406,110
Compensation of board members                                                                                        12,873
Custodian fees                                                                                                       95,670
Printing and postage                                                                                                249,800
Registration fees                                                                                                    62,950
Audit fees                                                                                                           30,000
Other                                                                                                                37,737
                                                                                                                     ------
Total expenses                                                                                                   13,853,497
   Earnings credits on cash balances (Note 2)                                                                       (35,701)
                                                                                                                    -------
Total net expenses                                                                                               13,817,796
                                                                                                                 ----------
Investment income (loss) -- net                                                                                  30,848,375
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                21,651,645
   Foreign currency transactions                                                                                    (26,927)
                                                                                                                    -------
Net realized gain (loss) on investments                                                                          21,624,718
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           113,018,960
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                           134,643,678
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $165,492,053
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Dividend Opportunity Fund

Year ended June 30,                                                                            2005                2004
Operations and distributions
Investment income (loss) -- net                                                        $   30,848,375        $   32,723,699
Net realized gain (loss) on investments                                                    21,624,718           177,183,447
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                     113,018,960          (151,790,669)
                                                                                          -----------          ------------
Net increase (decrease) in net assets resulting from operations                           165,492,053            58,116,477
                                                                                          -----------            ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                             (23,055,069)          (22,967,583)
      Class B                                                                              (6,548,604)           (7,610,661)
      Class C                                                                                (249,797)             (240,541)
      Class I                                                                                    (371)                 (175)
      Class Y                                                                                  (7,384)              (18,957)
                                                                                               ------               -------
Total distributions                                                                       (29,861,225)          (30,837,917)
                                                                                          -----------           -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                180,644,850            73,433,239
   Class B shares                                                                          57,076,194            31,526,536
   Class C shares                                                                           3,256,338             2,595,342
   Class I shares                                                                                  --                10,000
   Class Y shares                                                                             229,990               330,546
Reinvestment of distributions at net asset value
   Class A shares                                                                          21,518,803            21,389,341
   Class B shares                                                                           6,299,106             7,339,712
   Class C shares                                                                             237,684               231,561
   Class Y shares                                                                               7,384                18,957
Payments for redemptions
   Class A shares                                                                        (191,521,955)         (208,519,374)
   Class B shares (Note 2)                                                               (103,416,986)          (93,123,421)
   Class C shares (Note 2)                                                                 (2,991,544)           (3,267,622)
   Class Y shares                                                                            (403,571)             (865,003)
                                                                                             --------              --------
Increase (decrease) in net assets from capital share transactions                         (29,063,707)         (168,900,186)
                                                                                          -----------          ------------
Total increase (decrease) in net assets                                                   106,567,121          (141,621,626)
Net assets at beginning of year                                                         1,010,780,686         1,152,402,312
                                                                                        -------------         -------------
Net assets at end of year                                                              $1,117,347,807        $1,010,780,686
                                                                                       ==============        ==============
Undistributed net investment income                                                    $    2,599,748        $    1,878,894
                                                                                       --------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Dividend Opportunity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Sector Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in dividend-paying common and preferred stocks.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At June 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair

--------------------------------------------------------------------------------
17   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT
value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At June 30, 2005, foreign currency holdings were entirely comprised of European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
19   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $266,296 and accumulated net realized loss has been decreased by $788,882 resulting in a net reclassification adjustment to decrease paid-in capital by $522,586.

The tax character of distributions paid for the years indicated is as follows:

Year ended June 30,                              2005               2004
Class A
Distributions paid from:
      Ordinary income                     $23,055,069        $22,967,583
      Long-term capital gain                       --                 --
Class B
Distributions paid from:
      Ordinary income                       6,548,604          7,610,661
      Long-term capital gain                       --                 --
Class C
Distributions paid from:
      Ordinary income                         249,797            240,541
      Long-term capital gain                       --                 --
Class I*
Distributions paid from:
      Ordinary income                             371                175
      Long-term capital gain                       --                 --
Class Y
Distributions paid from:
      Ordinary income                           7,384             18,957
      Long-term capital gain                       --                 --

* Inception date was March 4, 2004.

At June 30, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $          --
Accumulated long-term gain (loss)                          $(501,472,613)
Unrealized appreciation (depreciation)                     $ 102,788,467

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with Ameriprise Financial to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, Ameriprise Financial (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.48% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Equity Income Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $29,485 for the year ended June 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
21   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Beginning May 20, 2005 the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended June 30, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,340,914 for Class A, $217,923 for Class B and $1,174 for Class C for the year ended June 30, 2005.

During the year ended June 30, 2005, the Fund's custodian and transfer agency fees were reduced by $35,701 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $246,585,728 and $277,662,586, respectively, for the year ended June 30, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with Ameriprise Financial were $20,898 for the year ended June 30, 2005.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                 Year ended June 30, 2005
                                              Class A      Class B        Class C         Class I      Class Y
Sold                                       25,925,918    8,143,868        465,023              --       33,531
Issued for reinvested distributions         3,071,266      905,892         34,129              --        1,079
Redeemed                                  (27,760,235) (15,399,633)      (437,038)             --      (59,532)
                                          -----------  -----------       --------            ----      -------
Net increase (decrease)                     1,236,949   (6,349,873)        62,114              --      (24,922)
                                          -----------  -----------       --------            ----      -------

                                                                 Year ended June 30, 2004
                                              Class A      Class B        Class C        Class I*      Class Y
Sold                                       11,587,377    5,049,914        411,714           1,513       52,927
Issued for reinvested distributions         3,395,554    1,172,798         36,986              --        3,012
Redeemed                                  (33,179,306) (14,933,682)      (524,560)             --     (132,930)
                                          -----------  -----------       --------           -----      -------
Net increase (decrease)                   (18,196,375)  (8,710,970)       (75,860)          1,513      (76,991)
                                          -----------  -----------       --------           -----      -------

* Inception date was March 4, 2004.

--------------------------------------------------------------------------------
22   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At June 30, 2005, securities valued at $11,974,600 were on loan to brokers. For collateral, the Fund received $12,210,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $169,822 for the year ended June 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended June 30, 2005.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $501,472,613 at June 30, 2005, that if not offset by capital gains will expire in 2011. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2005       2004        2003        2002      2001
Net asset value, beginning of period                                          $6.39      $6.23       $6.59      $ 9.23     $9.16
                                                                              -----      -----       -----      ------     -----
Income from investment operations:
Net investment income (loss)                                                    .22        .21         .18         .19       .14
Net gains (losses) (both realized and unrealized)                               .91        .15        (.36)      (2.36)      .45
                                                                              -----      -----       -----      ------     -----
Total from investment operations                                               1.13        .36        (.18)      (2.17)      .59
                                                                              -----      -----       -----      ------     -----
Less distributions:
Dividends from net investment income                                           (.22)      (.20)       (.18)       (.18)     (.13)
Distributions from realized gains                                                --         --          --        (.29)     (.39)
                                                                              -----      -----       -----      ------     -----
Total distributions                                                            (.22)      (.20)       (.18)       (.47)     (.52)
                                                                              -----      -----       -----      ------     -----
Net asset value, end of period                                                $7.30      $6.39       $6.23      $ 6.59     $9.23
                                                                              -----      -----       -----      ------     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $808       $700        $795      $1,086    $1,704
Ratio of expenses to average daily net assets(b)                              1.12%      1.02%       1.15%       1.06%     1.03%
Ratio of net investment income (loss) to average daily net assets             3.20%      3.30%       3.02%       2.36%     1.62%
Portfolio turnover rate (excluding short-term securities)                       24%       118%        134%        106%       85%
Total return(c)                                                              17.79%      5.87%      (2.40%)    (23.98%)    6.14%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
24   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2005       2004        2003        2002      2001
Net asset value, beginning of period                                          $6.35      $6.19       $6.54      $ 9.17     $9.16
                                                                              -----      -----       -----      ------     -----
Income from investment operations:
Net investment income (loss)                                                    .17        .16         .14         .12       .06
Net gains (losses) (both realized and unrealized)                               .89        .15        (.35)      (2.34)      .45
                                                                              -----      -----       -----      ------     -----
Total from investment operations                                               1.06        .31        (.21)      (2.22)      .51
                                                                              -----      -----       -----      ------     -----
Less distributions:
Dividends from net investment income                                           (.16)      (.15)       (.14)       (.12)     (.11)
Distributions from realized gains                                                --         --          --        (.29)     (.39)
                                                                              -----      -----       -----      ------     -----
Total distributions                                                            (.16)      (.15)       (.14)       (.41)     (.50)
                                                                              -----      -----       -----      ------     -----
Net asset value, end of period                                                $7.25      $6.35       $6.19      $ 6.54     $9.17
                                                                              -----      -----       -----      ------     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $297       $301        $347        $531      $839
Ratio of expenses to average daily net assets(b)                              1.88%      1.79%       1.92%       1.83%     1.80%
Ratio of net investment income (loss) to average daily net assets             2.41%      2.53%       2.25%       1.59%      .86%
Portfolio turnover rate (excluding short-term securities)                       24%       118%        134%        106%       85%
Total return(c)                                                              16.84%      5.08%      (3.04%)    (24.65%)    5.27%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
25   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2005       2004        2003        2002      2001
Net asset value, beginning of period                                          $6.35      $6.19       $6.54      $ 9.17     $9.16
                                                                              -----      -----       -----      ------     -----
Income from investment operations:
Net investment income (loss)                                                    .17        .16         .14         .12       .06
Net gains (losses) (both realized and unrealized)                               .89        .15        (.35)      (2.34)      .45
                                                                              -----      -----       -----      ------     -----
Total from investment operations                                               1.06        .31        (.21)      (2.22)      .51
                                                                              -----      -----       -----      ------     -----
Less distributions:
Dividends from net investment income                                           (.16)      (.15)       (.14)       (.12)     (.11)
Distributions from realized gains                                                --         --          --        (.29)     (.39)
                                                                              -----      -----       -----      ------     -----
Total distributions                                                            (.16)      (.15)       (.14)       (.41)     (.50)
                                                                              -----      -----       -----      ------     -----
Net asset value, end of period                                                $7.25      $6.35       $6.19      $ 6.54     $9.17
                                                                              -----      -----       -----      ------     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $12        $10         $10         $12       $12
Ratio of expenses to average daily net assets(b)                              1.89%      1.79%       1.93%       1.84%     1.80%
Ratio of net investment income (loss) to average daily net assets             2.43%      2.54%       2.23%       1.63%      .88%
Portfolio turnover rate (excluding short-term securities)                       24%       118%        134%        106%       85%
Total return(c)                                                              16.86%      5.11%      (3.03%)    (24.64%)    5.27%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
26   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2005       2004(b)
Net asset value, beginning of period                                          $6.41      $6.64
                                                                              -----      -----
Income from investment operations:
Net investment income (loss)                                                    .25        .13
Net gains (losses) (both realized and unrealized)                               .91       (.24)
                                                                              -----      -----
Total from investment operations                                               1.16       (.11)
                                                                              -----      -----
Less distributions:
Dividends from net investment income                                           (.25)      (.12)
                                                                              -----      -----
Net asset value, end of period                                                $7.32      $6.41
                                                                              -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--        $--
Ratio of expenses to average daily net assets(c)                               .70%       .60%(d)
Ratio of net investment income (loss) to average daily net assets             3.61%      3.81%(d)
Portfolio turnover rate (excluding short-term securities)                       24%       118%
Total return(e)                                                              18.24%     (1.84%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2005       2004        2003        2002      2001
Net asset value, beginning of period                                          $6.41      $6.23       $6.59      $ 9.24     $9.16
                                                                              -----      -----       -----      ------     -----
Income from investment operations:
Net investment income (loss)                                                    .23        .22         .19         .20       .15
Net gains (losses) (both realized and unrealized)                               .91        .17        (.36)      (2.36)      .45
                                                                              -----      -----       -----      ------     -----
Total from investment operations                                               1.14        .39        (.17)      (2.16)      .60
                                                                              -----      -----       -----      ------     -----
Less distributions:
Dividends from net investment income                                           (.23)      (.21)       (.19)       (.20)     (.13)
Distributions from realized gains                                                --         --          --        (.29)     (.39)
                                                                              -----      -----       -----      ------     -----
Total distributions                                                            (.23)      (.21)       (.19)       (.49)     (.52)
                                                                              -----      -----       -----      ------     -----
Net asset value, end of period                                                $7.32      $6.41       $6.23      $ 6.59     $9.24
                                                                              -----      -----       -----      ------     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--        $--          $1          $1        $2
Ratio of expenses to average daily net assets(b)                               .94%       .84%        .98%        .90%      .88%
Ratio of net investment income (loss) to average daily net assets             3.37%      3.32%       3.13%       2.54%     1.79%
Portfolio turnover rate (excluding short-term securities)                       24%       118%        134%        106%       85%
Total return(c)                                                              17.93%      6.35%      (2.23%)    (23.92%)    6.29%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
28   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP SECTOR SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Dividend Opportunity Fund (a series of AXP Sector Series, Inc.) as of June 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2005, and the financial highlights for each of the years in the five-year period ended June 30, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Dividend Opportunity Fund as of June 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

August 22, 2005

--------------------------------------------------------------------------------
29   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Dividend Opportunity Fund
Fiscal year ended June 30, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Sept. 23, 2004                                                        $0.05378
Dec. 22, 2004                                                          0.05370
March 28, 2005                                                         0.05412
June 28, 2005                                                          0.05383
Total distributions                                                   $0.21543

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Sept. 23, 2004                                                        $0.04052
Dec. 22, 2004                                                          0.04071
March 28, 2005                                                         0.03951
June 28, 2005                                                          0.04007
Total distributions                                                   $0.16081

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Sept. 23, 2004                                                        $0.04101
Dec. 22, 2004                                                          0.04102
March 28, 2005                                                         0.03988
June 28, 2005                                                          0.04065
Total distributions                                                   $0.16256

--------------------------------------------------------------------------------
30   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations:                       100%

Payable date                                                         Per share
Sept. 23, 2004                                                         0.06110
Dec. 22, 2004                                                          0.06115
March 28, 2005                                                         0.06154
June 28, 2005                                                          0.06144
Total distributions                                                   $0.24523

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                            100%
     Dividends Received Deduction for corporations                        100%

Payable date                                                         Per share
Sept. 23, 2004                                                        $0.05668
Dec. 22, 2004                                                          0.05748
March 28, 2005                                                         0.05577
June 28, 2005                                                          0.05674
Total distributions                                                   $0.22667

--------------------------------------------------------------------------------
31   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
32   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

                                                   Beginning           Ending         Expenses
                                                  account value     account value   paid during       Annualized
                                                  Jan. 1, 2005      June 30, 2005   the period(a)    expense ratio
Class A
   Actual(b)                                          $1,000         $1,034.80          $6.00(c)         1.19%
   Hypothetical (5% return before expenses)           $1,000         $1,018.89          $5.96(c)         1.19%
Class B
   Actual(b)                                          $1,000         $1,031.00          $9.87(c)         1.96%
   Hypothetical (5% return before expenses)           $1,000         $1,015.08          $9.79(c)         1.96%
Class C
   Actual(b)                                          $1,000         $1,031.20          $9.87(c)         1.96%
   Hypothetical (5% return before expenses)           $1,000         $1,015.08          $9.79(c)         1.96%
Class I
   Actual(b)                                          $1,000         $1,036.90          $3.84(c)          .76%
   Hypothetical (5% return before expenses)           $1,000         $1,021.03          $3.81(c)          .76%
Class Y
   Actual(b)                                          $1,000         $1,035.40          $5.15(c)         1.02%
   Hypothetical (5% return before expenses)           $1,000         $1,019.74          $5.11(c)         1.02%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended June 30, 2005: +3.48% for Class A, +3.10% for Class B, +3.12% for Class C, +3.69% for Class I and +3.54% for Class Y.

(c) Pending final approval from the Fund's Board of Directors, it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended June 30, 2005, the actual expenses paid would have been $6.10 for Class A, $9.97 for Class B, $9.97 for Class C, $3.94 for Class I and $5.25 for Class Y; the hypothetical expenses paid would have been $6.06 for Class A, $9.89 for Class B, $9.89 for Class C, $3.91 for Class I and $5.21 for Class Y.

--------------------------------------------------------------------------------
33   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held      Principal occupation       Other directorships
                                       with Fund and      during past five years
                                       length of service
-------------------------------------- ------------------ -------------------------- ---------------------------
Arne H. Carlson                        Board member       Chair, Board Services
901 S. Marquette Ave.                  since 1999         Corporation (provides
Minneapolis, MN 55402                                     administrative services
Age 70                                                    to boards). Former
                                                          Governor  of Minnesota
-------------------------------------- ------------------ -------------------------- ---------------------------
Philip J. Carroll, Jr.                 Board member       Retired Chairman and       Scottish Power PLC,
901 S. Marquette Ave.                  since 2002         CEO,  Fluor Corporation    Vulcan Materials Company,
Minneapolis, MN 55402                                     (engineering and           Inc. (construction
Age 67                                                    construction) since 1998   materials/chemicals)
-------------------------------------- ------------------ -------------------------- ---------------------------
Livio D. DeSimone                      Board member       Retired Chair of the       Cargill, Incorporated
30 Seventh Street East                 since 2001         Board and  Chief           (commodity merchants and
Suite 3050                                                Executive Officer,         processors), General
St. Paul, MN 55101-4901                                   Minnesota Mining and       Mills, Inc. (consumer
Age 71                                                    Manufacturing (3M)         foods), Vulcan Materials
                                                                                     Company (construction
                                                                                     materials/ chemicals),
                                                                                     Milliken & Company
                                                                                     (textiles and chemicals),
                                                                                     and Nexia Biotechnologies,
                                                                                     Inc.
-------------------------------------- ------------------ -------------------------- ---------------------------
Patricia M. Flynn                      Board member       Trustee Professor of       BostonFed Bancorp, Inc.
901 S. Marquette Ave.                  since 2004         Economics and              (holding company) and its
Minneapolis, MN 55402                                     Management, Bentley        subsidiary Boston Federal
Age 54                                                    College since 2002;        Savings Bank
                                                          former Dean, McCallum
                                                          Graduate School of
                                                          Business,  Bentley
                                                          College from 1999 to 2002
-------------------------------------- ------------------ -------------------------- ---------------------------
Anne P. Jones                          Board member       Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- ------------------ -------------------------- ---------------------------
Stephen R. Lewis, Jr.                  Board member       Retired President and      Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002         Professor of Economics,    (manufactures irrigation
Minneapolis, MN 55402                                     Carleton College           systems)
Age 66
-------------------------------------- ------------------ -------------------------- ---------------------------

--------------------------------------------------------------------------------
34   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held      Principal occupation        Other directorships
                                       with Fund and      during past five years
                                       length of service
-------------------------------------- ------------------ --------------------------- ---------------------------
Catherine James Paglia                 Board member       Director, Enterprise        Strategic Distribution,
901 S. Marquette Ave.                  since 2004         Asset Management, Inc.      Inc. (transportation,
Minneapolis, MN 55402                                     (private real estate and    distribution and
Age 52                                                    asset management company)   logistics consultants)
                                                          since 1999
-------------------------------------- ------------------ --------------------------- ---------------------------
Alan K. Simpson                        Board member       Former three-term United
1201 Sunshine Ave.                     since 1997         States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------------- ------------------ --------------------------- ---------------------------
Alison Taunton-Rigby                   Board member       Founder and Chief           Hybridon, Inc.
901 S. Marquette Ave.                  since 2002         Executive Officer,          (biotechnology)
Minneapolis, MN 55402                                     RiboNovix, Inc. since
Age 61                                                    2004; President, Forester
                                                          Biotech since 2000;
                                                          prior to that,
                                                          President and CEO,
                                                          Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
-------------------------------------- ------------------ --------------------------- ---------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)*

Name, address, age                     Position held      Principal occupation        Other directorships
                                       with Fund and      during past five years
                                       length of service
-------------------------------------- ------------------ --------------------------- ---------------------------
William F. Truscott                    Board member       Senior Vice President -
53600 Ameriprise Financial Center      since 2001,        Chief Investment Officer
Minneapolis, MN 55474                  Vice President     of Ameriprise Financial,
Age 44                                 since 2002         Inc. and RiverSource
                                                          Investments, LLC since
                                                          2001. Former Chief
                                                          Investment Officer and
                                                          Managing Director, Zurich
                                                          Scudder Investments
-------------------------------------- ------------------ --------------------------- ---------------------------

* Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
35   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held      Principal occupation        Other directorships
                                       with Fund and      during past five years
                                       length of service
-------------------------------------- ------------------ --------------------------- ---------------------------
Jeffrey P. Fox                         Treasurer          Vice President -
105 Ameriprise Financial Center        since 2002         Investment Accounting,
Minneapolis, MN 55474                                     Ameriprise Financial,
Age 50                                                    Inc., since 2002; Vice
                                                          President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate Controller,
                                                          Ameriprise Financial,
                                                          Inc., 1996-2000
-------------------------------------- ------------------ --------------------------- ---------------------------
Paula R. Meyer                         President          Senior Vice President and
596 Ameriprise Financial Center        since 2002         General Manager - Mutual
Minneapolis, MN 55474                                     Funds, Ameriprise
Age 51                                                    Financial, Inc. since
                                                          2002; Vice President and
                                                          Managing Director -
                                                          American Express Funds,
                                                          Ameriprise Financial, Inc.
                                                          2000-2002; Vice
                                                          President, Ameriprise
                                                          Financial, Inc.
                                                          1998-2000
-------------------------------------- ------------------ --------------------------- ---------------------------
Leslie L. Ogg                          Vice President,    President of Board
901 S. Marquette Ave.                  General Counsel,   Services Corporation
Minneapolis, MN 55402                  and Secretary
Age 66                                 since 1978
-------------------------------------- ------------------ --------------------------- ---------------------------
Beth E. Weimer                         Chief Compliance   Vice President and Chief
172 Ameriprise Financial Center        Officer since      Compliance Officer,
Minneapolis, MN 55474                  2004               Ameriprise Financial,
Age 52                                                    Inc. since 2001; Vice
                                                          President and Chief
                                                          Compliance Officer,
                                                          Ameriprise Financial
                                                          Services, Inc. (formerly
                                                          American Express
                                                          Financial Advisors),
                                                          2001-2005; Partner,
                                                          Arthur Andersen
                                                          Regulatory Risk Services,
                                                          1998-2001
-------------------------------------- ------------------ --------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
36   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC), (the investment manager), is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
37   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that while the Fund's expenses are somewhat higher than the median for its comparison group, the Fund's strong performance justified the level of expenses.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

--------------------------------------------------------------------------------
38   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.ameriprise.com; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on www.ameriprise.com or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at
(612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
39   --   AXP DIVIDEND OPPORTUNITY FUND   --   2005 ANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD. American Express Company is separate from Ameriprise Financial Services, Inc. and is not a broker-dealer.

AXP(R)
  Real Estate
         Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  June 30,  2005

AXP Real Estate Fund seeks to provide shareholders with total return from both current income and capital appreciation.

(This annual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance           8

Investments in Securities                 10

Financial Statements                      12

Notes to Financial Statements             15

Report of Independent Registered
   Public Accounting Firm                 26

Federal Income Tax Information            27

Fund Expenses Example                     29

Board Members and Officers                31

Approval of Investment Management
   Services Agreement                     34

Proxy Voting                              36

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors division. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express. On Aug. 1, 2005, American Express Financial Corporation and several of its companies, through which the products and services of the American Express Financial Advisors division are offered, changed their names in anticipation of their separation from American Express. American Express Financial Corporation, which currently provides investment management services for the American Express Funds, changed its name to Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of the Ameriprise Financial family of companies. American Express Financial Advisors Inc., which is currently the distributor of the American Express Funds, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial. Ameriprise Financial and American Express will be independent companies, with separate public ownership, boards of directors and management. No changes in the management or operations of the funds or in the services provided to the funds are anticipated in connection with the reorganization.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSourceSM brand which, with the approval of the American Express Funds' Boards of Directors, will replace "American Express" as the name of the fund family. The RiverSource brand will also be used for certain subsidiaries of Ameriprise Financial that provide services to the funds. The transition to the RiverSource name, which began on Aug. 1, 2005, will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to shareholders.

--------------------------------------------------------------------------------
2   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Fund Snapshot
        AT JUNE 30, 2005

PORTFOLIO MANAGERS

Portfolio managers                Since               Years in industry
Julene Melquist                   5/05                       12
J. Blair Brumley, CFA             5/05                       19

FUND OBJECTIVE

To provide shareholders with total return from both current income and capital appreciation.

Inception dates by class
A: 3/4/04     B: 3/4/04    C: 3/4/04    I: 3/4/04    Y: 3/4/04

Ticker symbols by class
A: ARLAX      B: AESBX     C: --        I: AESIX     Y: --

Total net assets                                         $133.6 million

Number of holdings                                                   56

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                         LARGE
  X                      MEDIUM   SIZE
  X                      SMALL

SEC YIELDS

At June 30, 2005 by class

A: 2.30%      B: 1.67%     C: 1.64%     I: 2.75%     Y: 2.55%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Offices  19.8%
Apartments  18.5%
Regional retail  14.0%
Local retail  11.0%
Diversified  10.4%
Industrial  8.9%
Hotels  6.9%
Other  4.5%
Short-term securities  3.6%
Storage  2.4%

TOP TEN HOLDINGS

Percentage of portfolio assets

Simon Property Group*                                            5.7%
Equity Office Properties Trust*                                  4.6
Vornado Realty Trust*                                            4.2
Global Signal*                                                   4.0
AvalonBay Communities*                                           3.5
ProLogis*                                                        3.5
Camden Property Trust*                                           3.4
Archstone-Smith Trust*                                           3.0
General Growth Properties*                                       2.9
Starwood Hotels & Resorts
Worldwide (Lodging & gaming)                                     2.9

* Real Estate Investment Trust (REIT)

For further detail about these holdings, please refer to the section entitled "Investments in Securities."There are special considerations associated with investing in real estate funds. Principal risks associated with the Fund include market risk, issuer risk, diversification risk and sector/concentration risk.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON

                        For the year ended June 30, 2005

                         +31.32%     +28.18%     +32.57%

+31.32% = AXP Real Estate Fund Class A (excluding sales charge)
+28.18% = Dow Jones Wilshire Real Estate Securities Index (unmanaged) +32.57% = Lipper Real Estate Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.ameriprise.com.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                              Class A               Class B                  Class C              Class I          Class Y
(Inception dates)            (3/4/04)              (3/4/04)                 (3/4/04)             (3/4/04)         (3/4/04)
                                                          After                    After
                        NAV(1)    POP(2)      NAV(1)     CDSC(3)       NAV(1)     CDSC(4)         NAV(5)           NAV(6)
at June 30, 2005
1 year                  +31.32%   +23.77%     +30.31%    +25.31%       +30.29%    +29.29%         +31.78%          +31.48%
Since inception         +23.85%   +18.43%     +22.86%    +20.02%       +22.85%    +22.85%         +24.17%          +24.05%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

On May 10, 2005, portfolio managers Julene Melquist and J. Blair Brumley began managing the fund. Warren Spitz, Laton Spahr and Steve Schroll managed the Fund on an interim basis from Aug. 23, 2004 until May 10, 2005.

Below, Warren Spitz, Julene Melquist and J. Blair Brumley discuss AXP Real Estate Fund's performance and positioning for the fiscal year ended June 30, 2005.

At June 30, 2005, approximately 39.5% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Series funds, a group of six asset allocation funds managed by Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation). As a result, it is possible AXP Real Estate Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Funds (see page 20, Class I capital share transactions for related activity during the most recent fiscal period). Ameriprise Financial seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. AXP Real Estate Fund may experience increased expenses as it buys and sells securities to manage transactions for AXP Portfolio Builder Series funds. For more information on the Fund's expenses, see the discussions beginning on pages 19 and 29.

Q:  How did AXP Real Estate Fund perform for the fiscal year?

A: AXP Real Estate Fund's Class A shares gained 31.32% (excluding sales charge) for the 12-months ended June 30, 2005. The Fund outperformed the 28.18% annual advance of its benchmark, the Dow Jones Wilshire Real Estate Securities Index (Wilshire Index). The Lipper Real Estate Funds Index, representing the Fund's peer group, rose 32.57% during the same time frame.

Q:  What factors most significantly  affected performance?

A: The real estate sector provided exceptionally strong returns for the fiscal year, outpacing the overall U.S. stock market. Real estate investment trusts (REITs) benefited from a relatively strong economy, a low interest rate environment and low bond yields, which drove income-seeking investors to REITs' higher income potential. REITs further benefited from a cyclical turn in the commercial real estate market.

    The Fund's results benefited during the fiscal year from its positioning in the office, community shopping center and diversified REIT subsectors. Fund returns were further boosted by exposure to the telecommunication tower REIT subsector, as these securities performed well. On a stock-specific basis, apartment REIT AvalonBay Communities,

--------------------------------------------------------------------------------
5   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> The real estate sector provided exceptionally strong returns for the fiscal year, outpacing the overall U.S. stock market. [END CALLOUT QUOTE]

    diversified REIT Liberty Property Trust, office REIT Equity Office Properties Trust and telecommunication tower REIT Global Signal contributed positively to Fund performance.

    Conversely, the Fund's allocations to the hotel, regional mall, storage and industrial REIT subsectors detracted from results. Individual holdings that hurt Fund performance during the annual period included industrial REIT First Industrial and office REIT Prentiss Properties Trust. Having modest positions in the strongly performing regional mall REITs CBL & Associates Properties and Simon Property Group detracted as well.

Q: What changes did you make to the Fund and how is it currently positioned?

A: Our main concern during the first half of the fiscal year was the high level of stock valuations. Therefore, our strategy was to trim back or sell some holdings in the highest valued sectors and add to the more undervalued areas.

    During the second half of the period, we focused on further diversifying the portfolio. We increased the Fund's total number of holdings from 39 at the end of December 2004 to 56 at the end of June 2005. We also enhanced our focus on small-cap holdings, as several of these REITs offered higher yields. Overall, we upgraded the quality of the Fund's portfolio as well, reducing positions where we had stock-specific concerns and increasing holdings with strong balance sheets and stocks benefiting from positive secular trends. For example, we added exposure to hotels believing that the combination of increased business travel and the subsector's lack of construction activity should support our larger position and be a good long-term strategy.

    At the end of June, the Fund had a large position in the telecommunication tower subsector and comparatively modest positions in the community shopping center and industrials subsectors. Positions in most other subsectors were relatively neutral to the Wilshire Index.

    The Fund experienced strong inflows during the 12 months ended June 30, 2005. Together with asset appreciation, the Fund grew in size to approximately $134 million during the fiscal year.

--------------------------------------------------------------------------------
6   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> The "froth" in the real estate market that grabbed headlines following Federal Reserve Chairman Alan Greenspan's comments describing the residential housing market has little effect on the Fund. [END CALLOUT QUOTE]

Q:  How do you intend to manage the Fund in the coming months?

A: Fundamentals of REITs have been improving with, for example, better occupancy rates. Based on these stronger fundamentals, several REITs already have increased their dividends to shareholders this year and more are anticipated to follow. On the other hand, yields on REITs are currently closer to those on 10-year U.S. Treasuries than they have been in some time, which may mean more modest returns from the REIT market going forward, especially following the robust performance of this past fiscal year. We will continue to monitor fixed income yield curve trends, Federal Reserve Board activity and employment growth, as they remain key indicators for the real estate market in the coming months.

    It is important to note that the "froth" in the real estate market that grabbed headlines following Federal Reserve Chairman Alan Greenspan's comments describing the residential housing market has little effect on the Fund. The Fund holds no shares of homebuilders in its portfolio. Plus, some real estate subsectors, such as apartments, may actually benefit over the longer term from elevated prices in the housing sector. This is because higher purchase prices for individual homes can increase consumer demand for rental apartments, since fewer people at moderate income levels are able to afford to buy homes when prices rise significantly.

    Our goal, as always, will be to use in-depth, bottom-up analysis of real estate fundamentals and market performance across the U.S. to find undervalued companies with solid dividend-paying ability and attractive long-term growth potential. Our focus will be on securities of real estate companies with quality assets, strong balance sheets, experienced management teams and a sustainable competitive advantage.

--------------------------------------------------------------------------------
7   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Real Estate Fund Class A shares (from 3/4/04 to 6/30/05) as compared to the performance of two widely cited performance indice, the Dow Jones Wilshire Real Estate Securities Index and the Lipper Real Estate Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.ameriprise.com. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                   Class A
                                         Short-term       Long-term
Fiscal year ended             Income    capital gains   capital gains    Total
June 30, 2005                  $0.18        $0.07           $0.03        $0.28
June 30, 2004(1)                  --           --              --           --

(1) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

--------------------------------------------------------------------------------
8   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

[LINE CHART]

                       VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP REAL ESTATE FUND

AXP Real Estate Fund Class A
  (excluding sales charge)                                $ 9,425  $ 9,716    $9,525   $10,044    $11,659   $10,954   $12,508
Dow Jones Wilshire Real Estate Securities Index(1)        $10,000  $10,530    $9,922   $10,602    $12,191   $11,264   $12,717
Lipper Real Estate Funds Index(2)                         $10,000  $10,545    $9,997   $10,798    $12,485   $11,780   $13,256
                                                          3/01/04  3/31/04   6/30/04   9/30/04   12/31/04   3/31/05   6/30/05

COMPARATIVE RESULTS

Results at June 30, 2005                                                Since
                                                           1 year   inception(3)
AXP Real Estate Fund (includes sales charge)
Class A    Cumulative value of $10,000                    $12,377     $12,508
           Average annual total return                    +23.77%     +18.43%
Dow Jones Wilshire Real Estate Securities Index(1)
           Cumulative value of $10,000                    $12,818     $12,717
           Average annual total return                    +28.18%     +19.76%
Lipper Real Estate Funds Index(2)
           Cumulative value of $10,000                    $13,257     $13,256
           Average annual total return                    +32.57%     +23.51%

Results for other share classes can be found on page 4.

(1) The Dow Jones Wilshire Real Estate Securities Index (formerly known as the Wilshire Real Estate Securities Index), an unmanaged capitalization-weighted index, measures the performance of publicly traded real estate securities including REITs and real estate operating companies. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The index is generally considered representative of the markets in which the Fund invests.

(2) The Lipper Real Estate Funds Index includes the 30 largest real estate funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from March 4, 2004. Dow Jones Wilshire Real Estate Securities Index and Lipper data is from March 1, 2004.

--------------------------------------------------------------------------------
9   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Investments in Securities

AXP Real Estate Fund

June 30, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (98.7%)
Issuer                                         Shares                 Value(a)

Cellular telecommunications (1.3%)
American Tower Cl A                            82,100(b)            $1,725,742

Lodging & gaming (8.9%)
Fairmont Hotels & Resorts                      36,100(c)             1,257,363
Great Wolf Resorts                             52,400(b)             1,071,056
Hilton Hotels                                 105,400                2,513,790
Marriott Intl Cl A                             47,100                3,213,162
Starwood Hotels & Resorts
  Worldwide Unit                               65,300                3,824,621
Total                                                               11,879,992

Real estate (2.1%)
Brookfield Properties                          97,150(c)             2,797,920

Real estate investment trust (86.4%)
Acadia Realty Trust                            85,700                1,598,305
Agree Realty                                   65,600                1,984,400
Alexandria Real Estate Equities                16,100                1,182,545
AMB Property                                   68,900                2,992,327
American Campus Communities                    42,000                  952,560
Archstone-Smith Trust                         102,500                3,958,550
Associated Estates Realty                     128,900                1,189,747
AvalonBay Communities                          58,300                4,710,640
BioMed Realty Trust                           105,000                2,504,250
Boston Properties                              49,900                3,493,000
BRE Properties Cl A                            32,500                1,360,125
Camden Property Trust                          84,400                4,536,500
Capital Automotive                             40,000                1,526,800
CarrAmerica Realty                             79,900                2,890,782
CBL & Associates Properties                    36,000                1,550,520
Colonial Properties Trust                      30,200                1,328,800
Columbia Equity Trust                         102,500(b)             1,573,375
Cousins Properties                             38,900                1,150,662
Developers Diversified Realty                  57,900                2,661,084
DiamondRock Hospitality                       191,000                2,158,300
Education Realty Trust                         65,750                1,203,225
Equity Office Properties Trust                185,700                6,146,670
Essex Property Trust                           22,800                1,893,768
Federal Realty Investment Trust                29,300                1,728,700
General Growth Properties                      94,000                3,862,460
Global Signal                                 139,700                5,259,705
Host Marriott                                 103,300                1,807,750

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Real estate investment trust (cont.)
Innkeepers USA Trust                           45,400                 $678,276
Kilroy Realty                                  20,400                  968,796
Kimco Realty                                   62,700                3,693,657
Kite Realty Group Trust                        43,300                  649,500
KKR Financial                                   1,910                   47,750
Liberty Property Trust                         42,400                1,878,744
Macerich                                       40,100                2,688,705
Maguire Properties                             69,600                1,972,464
Mills                                          37,500                2,279,625
Post Properties                                40,700                1,469,677
Prentiss Properties Trust                      59,900                2,182,756
ProLogis                                      115,500                4,647,720
PS Business Parks                              22,500                1,000,125
Public Storage                                 60,400                3,820,300
Reckson Associates Realty                      39,500                1,325,225
Regency Centers                                28,800                1,647,360
Simon Property Group                          104,800                7,596,952
SL Green Realty                                21,000                1,354,500
Trizec Properties                              65,500                1,347,335
U-Store-It Trust                               68,100                1,297,305
Vornado Realty Trust                           69,700                5,603,880
Total                                                              115,356,202

Total common stocks
(Cost: $113,031,117)                                              $131,759,856

Short-term security (0.8%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agency
Federal Natl Mtge Assn Disc Nt
  07-27-05                3.09%            $1,100,000               $1,097,459

Total short-term security
(Cost: $1,097,553)                                                  $1,097,459

Total investments in securities
(Cost: $114,128,670)(d)                                           $132,857,315

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2005, the value of foreign securities represented 3.0% of net assets.

(d) At June 30, 2005, the cost of securities for federal income tax purposes was $113,798,731 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                    $19,165,073
        Unrealized depreciation                                       (106,489)
                                                                      --------
        Net unrealized appreciation                                $19,058,584
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.ameriprise.com.
--------------------------------------------------------------------------------
11   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Real Estate Fund

June 30, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $114,128,670)                                                                              $132,857,315
Cash in bank on demand deposit                                                                                      559,372
Capital shares receivable                                                                                           144,994
Dividends and accrued interest receivable                                                                           538,982
Receivable for investment securities sold                                                                         8,854,426
                                                                                                                  ---------
Total assets                                                                                                    142,955,089
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               99,999
Payable for investment securities purchased                                                                       9,199,574
Accrued investment management services fee                                                                            3,063
Accrued distribution fee                                                                                             18,357
Accrued transfer agency fee                                                                                             429
Accrued administrative services fee                                                                                     182
Other accrued expenses                                                                                               72,376
                                                                                                                     ------
Total liabilities                                                                                                 9,393,980
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $133,561,109
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $     99,411
Additional paid-in capital                                                                                      109,889,433
Undistributed net investment income                                                                                 462,223
Accumulated net realized gain (loss)                                                                              4,381,397
Unrealized appreciation (depreciation) on investments                                                            18,728,645
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $133,561,109
                                                                                                               ============
Net assets applicable to outstanding shares:                  Class A                                          $ 61,688,427
                                                              Class B                                          $ 18,120,502
                                                              Class C                                          $    930,923
                                                              Class I                                          $ 52,785,478
                                                              Class Y                                          $     35,779
Net asset value per share of outstanding capital stock:       Class A shares                4,590,743          $      13.44
                                                              Class B shares                1,355,604          $      13.37
                                                              Class C shares                   69,635          $      13.37
                                                              Class I shares                3,922,401          $      13.46
                                                              Class Y shares                    2,669          $      13.41
                                                                                                -----          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Statement of operations
AXP Real Estate Fund

Year ended June 30, 2005
Investment income
Income:
Dividends                                                                                                       $ 4,262,110
Interest                                                                                                             82,411
   Less foreign taxes withheld                                                                                       (3,560)
                                                                                                                     ------
Total income                                                                                                      4,340,961
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                  725,491
Distribution fee
   Class A                                                                                                           98,379
   Class B                                                                                                          109,406
   Class C                                                                                                            6,203
Transfer agency fee                                                                                                  96,754
Incremental transfer agency fee
   Class A                                                                                                            7,826
   Class B                                                                                                            4,490
   Class C                                                                                                              249
Service fee -- Class Y                                                                                                   23
Administrative services fees and expenses                                                                            41,449
Compensation of board members                                                                                         7,027
Custodian fees                                                                                                       24,743
Printing and postage                                                                                                 61,541
Registration fees                                                                                                    62,030
Audit fees                                                                                                           20,500
Other                                                                                                                 1,838
                                                                                                                      -----
Total expenses                                                                                                    1,267,949
   Expenses waived/reimbursed by Ameriprise Financial (formerly AEFC) (Note 2)                                      (37,503)
                                                                                                                    -------
                                                                                                                  1,230,446
   Earnings credits on cash balances (Note 2)                                                                        (6,612)
                                                                                                                     ------
Total net expenses                                                                                                1,223,834
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   3,117,127
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                        3,614,926
Net change in unrealized appreciation (depreciation) on investments                                              17,539,847
                                                                                                                 ----------
Net gain (loss) on investments                                                                                   21,154,773
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $24,271,900
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Real Estate Fund                                                                                            For the period
                                                                                          June 30, 2005       from March 4, 2004*
                                                                                           Year ended          to June 30, 2004
Operations and distributions
Investment income (loss) -- net                                                          $  3,117,127           $   176,981
Net realized gain (loss) on investments                                                     3,614,926               (19,919)
Net change in unrealized appreciation (depreciation) on
investments                                                                                17,539,847             1,116,406
                                                                                           ----------             ---------
Net increase (decrease) in net assets resulting from operations                            24,271,900             1,273,468
                                                                                           ----------             ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                (612,081)                   --
      Class B                                                                                 (92,564)                   --
      Class C                                                                                  (5,561)                   --
      Class I                                                                                (665,059)                   --
      Class Y                                                                                    (523)                   --
   Net realized gain
      Class A                                                                                (343,907)                   --
      Class B                                                                                 (95,259)                   --
      Class C                                                                                  (5,829)                   --
      Class I                                                                                (325,986)                   --
      Class Y                                                                                    (223)                   --
                                                                                           ----------             ---------
Total distributions                                                                        (2,146,992)                   --
                                                                                           ----------             ---------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                 43,892,647            14,997,063
   Class B shares                                                                          13,158,425             4,114,231
   Class C shares                                                                             696,561               216,404
   Class I shares                                                                          43,592,830             9,690,330
   Class Y shares                                                                              20,400                 4,037
Reinvestment of distributions at net asset value
   Class A shares                                                                             924,251                    --
   Class B shares                                                                             182,262                    --
   Class C shares                                                                              10,812                    --
   Class I shares                                                                             990,741                    --
   Class Y shares                                                                                 412                    --
Payments for redemptions
   Class A shares                                                                         (10,429,547)             (356,903)
   Class B shares (Note 2)                                                                 (2,222,655)              (51,845)
   Class C shares (Note 2)                                                                   (161,754)                   --
   Class I shares                                                                         (11,180,874)              (17,336)
   Class Y shares                                                                              (5,694)                   --
                                                                                           ----------             ---------
Increase (decrease) in net assets from capital share transactions                          79,468,817            28,595,981
                                                                                           ----------            ----------
Total increase (decrease) in net assets                                                   101,593,725            29,869,449
Net assets at beginning of period (Note 1)                                                 31,967,384             2,097,935**
                                                                                           ----------             ---------
Net assets at end of period                                                              $133,561,109           $31,967,384
                                                                                         ============           ===========
Undistributed net investment income                                                      $    462,223           $   136,538
                                                                                         ------------           -----------

  * When shares became publicly available.

 ** Initial capital of $2,026,270 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $71,665 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Real Estate Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Sector Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies operating in the real estate industry, including equities of real estate investment trusts (REITs), and other real estate related investments. On Feb. 19, 2004, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) invested $2,026,270* in the Fund (197,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 2,627** shares for Class I and 1,000 shares for Class Y), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on March 4, 2004.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At June 30, 2005, Ameriprise Financial and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 39.52% of the Fund's net assets.

At June 30, 2005, Ameriprise Financial and the AXP Portfolio Builder Series funds owned approximately 39% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

 * Includes $16,270 invested by the AXP Portfolio Builder Series funds.

** Includes 1,627 shares purchased by the AXP Portfolio Builder Series funds.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
15   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
16   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
17   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,415,654 and accumulated net realized gain has been increased by $1,516,091 resulting in a net reclassification adjustment to decrease paid-in capital by $100,437.

The tax character of distributions paid for the periods indicated are as follows:

                                                             For the period from
                                            June 30, 2005      March 4, 2004* to
                                             Year ended          June 30, 2004
Class A
Distributions paid from:
      Ordinary income                        $866,790                $--
      Long-term capital gain                   89,198                 --
Class B
Distributions paid from:
      Ordinary income                         163,116                 --
      Long-term capital gain                   24,707                 --
Class C
Distributions paid from:
      Ordinary income                           9,878                 --
      Long-term capital gain                    1,512                 --
Class I
      Ordinary income                         906,493                 --
      Long-term capital gain                   84,552                 --
Class Y
Distributions paid from:
      Ordinary income                             688                 --
      Long-term capital gain                       58                 --

* When shares became publicly available.

At June 30, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                $ 2,257,155
Accumulated long-term gain (loss)                            $ 2,256,526
Unrealized appreciation (depreciation)                       $19,058,584

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. The Fund estimates the components of distributions received from REITs. Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
18   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with Ameriprise Financial to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, Ameriprise Financial (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.84% to 0.72% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Real Estate Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $8,364 for the year ended June 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.02% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended June 30, 2005 and are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
19   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $550,039 for Class A, $5,759 for Class B and $259 for Class C for the year ended June 30, 2005.

For the year ended June 30, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses to 1.49% for Class A, 2.27% for Class B, 2.27% for Class C and 1.34% for Class Y. Of these waived fees and expenses, the class specific transfer agency fees waived for Class A, Class B, Class C and Class Y were $29,680, $7,422, $391 and $10, respectively. In addition, Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until June 30, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.49% for Class A, 2.27% for Class B, 2.27% for Class C, 1.17% for Class I and 1.34% for Class Y of the Fund's average daily net assets.

During the year ended June 30, 2005, the Fund's custodian and transfer agency fees were reduced by $6,612 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $131,434,045 and $51,408,776 respectively, for the year ended June 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                 Year ended June 30, 2005
                                              Class A      Class B        Class C         Class I      Class Y
Sold                                        3,732,333    1,123,841         59,892       3,813,042        1,708
Issued for reinvested distributions            73,046       14,616            867          77,936           32
Redeemed                                     (866,695)    (187,355)       (13,649)       (944,964)        (476)
                                             --------     --------        -------        --------         ----
Net increase (decrease)                     2,938,684      951,102         47,110       2,946,014        1,264
                                            ---------      -------         ------       ---------        -----

                                                              March 4, 2004* to June 30, 2004
                                              Class A      Class B        Class C         Class I      Class Y
Sold                                        1,491,461      408,873         21,525         975,418          405
Issued for reinvested distributions                --           --             --              --           --
Redeemed                                      (36,402)      (5,371)            --          (1,658)          --
                                            ---------      -------         ------       ---------        -----
Net increase (decrease)                     1,455,059      403,502         21,525         973,760          405
                                            ---------      -------         ------       ---------        -----

* When shares became publicly available.

--------------------------------------------------------------------------------
20   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended June 30, 2005.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2005         2004(b)
Net asset value, beginning of period                                         $10.46       $10.35
                                                                             ------       ------
Income from investment operations:
Net investment income (loss)                                                    .32          .06
Net gains (losses) (both realized and unrealized)                              2.94          .05
                                                                             ------       ------
Total from investment operations                                               3.26          .11
                                                                             ------       ------
Less distributions:
Dividends from net investment income                                           (.18)          --
Distributions from realized gains                                              (.10)          --
                                                                             ------       ------
Total distributions                                                            (.28)          --
                                                                             ------       ------
Net asset value, end of period                                               $13.44       $10.46
                                                                             ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $62          $17
Ratio of expenses to average daily net assets(c),(d)                          1.49%        1.49%(e)
Ratio of net investment income (loss) to average daily net assets             3.56%        3.76%(e)
Portfolio turnover rate (excluding short-term securities)                       63%          49%
Total return(f)                                                              31.32%        1.06%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.57% for the year ended June 30, 2005 and 3.86% for the period ended June 30, 2004.

(e)  Adjusted to an annual basis._

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
21   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2005         2004(b)
Net asset value, beginning of period                                         $10.43       $10.35
                                                                             ------       ------
Income from investment operations:
Net investment income (loss)                                                    .22          .05
Net gains (losses) (both realized and unrealized)                              2.93          .03
                                                                             ------       ------
Total from investment operations                                               3.15          .08
                                                                             ------       ------
Less distributions:
Dividends from net investment income                                           (.11)          --
Distributions from realized gains                                              (.10)          --
                                                                             ------       ------
Total distributions                                                            (.21)          --
                                                                             ------       ------
Net asset value, end of period                                               $13.37       $10.43
                                                                             ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $18           $4
Ratio of expenses to average daily net assets(c),(d)                          2.27%        2.26%(e)
Ratio of net investment income (loss) to average daily net assets             2.77%        3.12%(e)
Portfolio turnover rate (excluding short-term securities)                       63%          49%
Total return(f)                                                              30.31%         .77%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 2.34% for the year ended June 30, 2005 and 4.63% for the period ended June 30, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
22   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2005         2004(b)
Net asset value, beginning of period                                         $10.43       $10.35
                                                                             ------       ------
Income from investment operations:
Net investment income (loss)                                                    .21          .05
Net gains (losses) (both realized and unrealized)                              2.93          .03
                                                                             ------       ------
Total from investment operations                                               3.14          .08
                                                                             ------       ------
Less distributions:
Dividends from net investment income                                           (.10)          --
Distributions from realized gains                                              (.10)          --
                                                                             ------       ------
Total distributions                                                            (.20)          --
                                                                             ------       ------
Net asset value, end of period                                               $13.37       $10.43
                                                                             ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                          $1          $--
Ratio of expenses to average daily net assets(c),(d)                          2.27%        2.27%(e)
Ratio of net investment income (loss) to average daily net assets             2.79%        3.20%(e)
Portfolio turnover rate (excluding short-term securities)                       63%          49%
Total return(f)                                                              30.29%         .77%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 2.33% for the year ended June 30, 2005 and 4.64% for the period ended June 30, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
23   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2005         2004(b)
Net asset value, beginning of period                                         $10.46       $10.35
                                                                             ------       ------
Income from investment operations:
Net investment income (loss)                                                    .35          .06
Net gains (losses) (both realized and unrealized)                              2.95          .05
                                                                             ------       ------
Total from investment operations                                               3.30          .11
                                                                             ------       ------
Less distributions:
Dividends from net investment income                                           (.20)          --
Distributions from realized gains                                              (.10)          --
                                                                             ------       ------
Total distributions                                                            (.30)          --
                                                                             ------       ------
Net asset value, end of period                                               $13.46       $10.46
                                                                             ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $53          $10
Ratio of expenses to average daily net assets(c)                              1.10%        1.17%(d),(e)
Ratio of net investment income (loss) to average daily net assets             4.04%        5.50%(d)
Portfolio turnover rate (excluding short-term securities)                       63%          49%
Total return(f)                                                              31.78%        1.06%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class I would have been 3.54% for the period ended June 30, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2005         2004(b)
Net asset value, beginning of period                                         $10.47       $10.35
                                                                             ------       ------
Income from investment operations:
Net investment income (loss)                                                    .38          .06
Net gains (losses) (both realized and unrealized)                              2.89          .06
                                                                             ------       ------
Total from investment operations                                               3.27          .12
                                                                             ------       ------
Less distributions:
Dividends from net investment income                                           (.23)          --
Distributions from realized gains                                              (.10)          --
                                                                             ------       ------
Total distributions                                                            (.33)          --
                                                                             ------       ------
Net asset value, end of period                                               $13.41       $10.47
                                                                             ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--
Ratio of expenses to average daily net assets(c),(d)                          1.34%        1.13%(e)
Ratio of net investment income (loss) to average daily net assets             3.79%        3.62%(e)
Portfolio turnover rate (excluding short-term securities)                       63%          49%
Total return(f)                                                              31.48%        1.16%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 1.39% for the year ended June 30, 2005 and 3.50% for the period ended June 30, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP SECTOR SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Real Estate Fund (a series of AXP Sector Series, Inc.) as of June 30, 2005, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended June 30, 2005, and for the period from March 4, 2004 (when shares became publicly available) to June 30, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Real Estate Fund as of June 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

August 22, 2005

--------------------------------------------------------------------------------
26   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Real Estate Fund
Fiscal year ended June 30, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           1.61%
     Dividends Received Deduction for corporations                       0.12%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.21589
June 28, 2005                                                          0.03424
Total                                                                 $0.25013

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.02712
Total distributions                                                   $0.27725

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           1.61%
     Dividends Received Deduction for corporations                       0.12%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.17899

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.02712
Total distributions                                                   $0.20611

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           1.61%
     Dividends Received Deduction for corporations                       0.12%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.17719

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.02712
Total distributions                                                   $0.20431

--------------------------------------------------------------------------------
27   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           1.61%
     Dividends Received Deduction for corporations                       0.12%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.22058
June 28, 2005                                                          0.05635
Total                                                                  0.27693

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.02712
Total distributions                                                   $0.30405

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                           1.61%
     Dividends Received Deduction for corporations                       0.12%

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.24395
June 28, 2005                                                          0.06340
Total                                                                 $0.30735

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.02712
Total distributions                                                   $0.33447

--------------------------------------------------------------------------------
28   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
29   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

                                                    Beginning          Ending         Expenses        Annualized
                                                  account value     account value   paid during         expense
                                                  Jan. 1, 2005      June 30, 2005   the period(a)        ratio
Class A
   Actual(b)                                          $1,000         $1,072.80          $7.66(c)         1.49%
   Hypothetical (5% return before expenses)           $1,000         $1,017.41          $7.45(c)         1.49%
Class B
   Actual(b)                                          $1,000         $1,068.70         $11.64(c)         2.27%
   Hypothetical (5% return before expenses)           $1,000         $1,013.54         $11.33(c)         2.27%
Class C
   Actual(b)                                          $1,000         $1,068.70         $11.64(c)         2.27%
   Hypothetical (5% return before expenses)           $1,000         $1,013.54         $11.33(c)         2.27%
Class I
   Actual(b)                                          $1,000         $1,075.30          $5.76(c)         1.12%
   Hypothetical (5% return before expenses)           $1,000         $1,019.24          $5.61(c)         1.12%
Class Y
   Actual(b)                                          $1,000         $1,073.60          $6.89(c)         1.34%
   Hypothetical (5% return before expenses)           $1,000         $1,018.15          $6.71(c)         1.34%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended June 30, 2005: +7.28% for Class A, +6.87% for Class B, +6.87% for Class C, +7.53% for Class I and +7.36% for Class Y.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until June 30, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.49% for Class A; 2.27% for Class B; 2.27% for Class C; 1.17% for Class I; and 1.34% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended June 30, 2005, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above for all classes, except Class I. The actual expenses paid for Class I would have been $5.81 and the hypothetical expenses paid would have been $5.66.

--------------------------------------------------------------------------------
30   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held      Principal occupation       Other directorships
                                       with Fund and      during past five years
                                       length of service
-------------------------------------- ------------------ -------------------------- ---------------------------
Arne H. Carlson                        Board member       Chair, Board Services
901 S. Marquette Ave.                  since 1999         Corporation (provides
Minneapolis, MN 55402                                     administrative services
Age 70                                                    to boards). Former
                                                          Governor  of Minnesota
-------------------------------------- ------------------ -------------------------- ---------------------------
Philip J. Carroll, Jr.                 Board member       Retired Chairman and       Scottish Power PLC,
901 S. Marquette Ave.                  since 2002         CEO,  Fluor Corporation    Vulcan Materials Company,
Minneapolis, MN 55402                                     (engineering and           Inc. (construction
Age 67                                                    construction) since 1998   materials/chemicals)
-------------------------------------- ------------------ -------------------------- ---------------------------
Livio D. DeSimone                      Board member       Retired Chair of the       Cargill, Incorporated
30 Seventh Street East                 since 2001         Board and  Chief           (commodity merchants and
Suite 3050                                                Executive Officer,         processors), General
St. Paul, MN 55101-4901                                   Minnesota Mining and       Mills, Inc. (consumer
Age 71                                                    Manufacturing (3M)         foods), Vulcan Materials
                                                                                     Company (construction
                                                                                     materials/ chemicals),
                                                                                     Milliken & Company
                                                                                     (textiles and chemicals),
                                                                                     and Nexia Biotechnologies,
                                                                                     Inc.
-------------------------------------- ------------------ -------------------------- ---------------------------
Patricia M. Flynn                      Board member       Trustee Professor of       BostonFed Bancorp, Inc.
901 S. Marquette Ave.                  since 2004         Economics and              (holding company) and its
Minneapolis, MN 55402                                     Management, Bentley        subsidiary Boston Federal
Age 54                                                    College since 2002;        Savings Bank
                                                          former Dean, McCallum
                                                          Graduate School of
                                                          Business,  Bentley
                                                          College from 1999 to 2002
-------------------------------------- ------------------ -------------------------- ---------------------------
Anne P. Jones                          Board member       Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- ------------------ -------------------------- ---------------------------
Stephen R. Lewis, Jr.                  Board member       Retired President and      Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002         Professor of Economics,    (manufactures irrigation
Minneapolis, MN 55402                                     Carleton College           systems)
Age 66
-------------------------------------- ------------------ -------------------------- ---------------------------

--------------------------------------------------------------------------------
31   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held      Principal occupation        Other directorships
                                       with Fund and      during past five years
                                       length of service
-------------------------------------- ------------------ --------------------------- ---------------------------
Catherine James Paglia                 Board member       Director, Enterprise        Strategic Distribution,
901 S. Marquette Ave.                  since 2004         Asset Management, Inc.      Inc. (transportation,
Minneapolis, MN 55402                                     (private real estate and    distribution and
Age 52                                                    asset management company)   logistics consultants)
                                                          since 1999
-------------------------------------- ------------------ --------------------------- ---------------------------
Alan K. Simpson                        Board member       Former three-term United
1201 Sunshine Ave.                     since 1997         States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------------- ------------------ --------------------------- ---------------------------
Alison Taunton-Rigby                   Board member       Founder and Chief           Hybridon, Inc.
901 S. Marquette Ave.                  since 2002         Executive Officer,          (biotechnology)
Minneapolis, MN 55402                                     RiboNovix, Inc. since
Age 61                                                    2004; President, Forester
                                                          Biotech since 2000;
                                                          prior to that,
                                                          President and CEO,
                                                          Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
-------------------------------------- ------------------ --------------------------- ---------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)*

Name, address, age                     Position held      Principal occupation        Other directorships
                                       with Fund and      during past five years
                                       length of service
-------------------------------------- ------------------ --------------------------- ---------------------------
William F. Truscott                    Board member       Senior Vice President -
53600 Ameriprise Financial Center      since 2001,        Chief Investment Officer
Minneapolis, MN 55474                  Vice President     of Ameriprise Financial,
Age 44                                 since 2002         Inc. and RiverSource
                                                          Investments, LLC since
                                                          2001. Former Chief
                                                          Investment Officer and
                                                          Managing Director, Zurich
                                                          Scudder Investments
-------------------------------------- ------------------ --------------------------- ---------------------------

* Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
32   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held      Principal occupation        Other directorships
                                       with Fund and      during past five years
                                       length of service
-------------------------------------- ------------------ --------------------------- ---------------------------
Jeffrey P. Fox                         Treasurer          Vice President -
105 Ameriprise Financial Center        since 2002         Investment Accounting,
Minneapolis, MN 55474                                     Ameriprise Financial,
Age 50                                                    Inc., since 2002; Vice
                                                          President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate Controller,
                                                          Ameriprise Financial,
                                                          Inc., 1996-2000
-------------------------------------- ------------------ --------------------------- ---------------------------
Paula R. Meyer                         President          Senior Vice President and
596 Ameriprise Financial Center        since 2002         General Manager - Mutual
Minneapolis, MN 55474                                     Funds, Ameriprise
Age 51                                                    Financial, Inc. since
                                                          2002; Vice President and
                                                          Managing Director -
                                                          American Express Funds,
                                                          Ameriprise Financial, Inc.
                                                          2000-2002; Vice
                                                          President, Ameriprise
                                                          Financial, Inc.
                                                          1998-2000
-------------------------------------- ------------------ --------------------------- ---------------------------
Leslie L. Ogg                          Vice President,    President of Board
901 S. Marquette Ave.                  General Counsel,   Services Corporation
Minneapolis, MN 55402                  and Secretary
Age 66                                 since 1978
-------------------------------------- ------------------ --------------------------- ---------------------------
Beth E. Weimer                         Chief Compliance   Vice President and Chief
172 Ameriprise Financial Center        Officer since      Compliance Officer,
Minneapolis, MN 55474                  2004               Ameriprise Financial,
Age 52                                                    Inc. since 2001; Vice
                                                          President and Chief
                                                          Compliance Officer,
                                                          Ameriprise Financial
                                                          Services, Inc. (formerly
                                                          American Express
                                                          Financial Advisors),
                                                          2001-2005; Partner,
                                                          Arthur Andersen
                                                          Regulatory Risk Services,
                                                          1998-2001
-------------------------------------- ------------------ --------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
33   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC), (the investment manager), is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund had less than a full year's performance, making a comparison with similar funds not meaningful.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
34   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that the total expense ratio of the Fund is below the median for its comparison group.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

--------------------------------------------------------------------------------
35   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.ameriprise.com; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on www.ameriprise.com or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at
(612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
36   ---   AXP REAL ESTATE FUND   ---   2005 ANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial
Services, Inc. (formerly known as American Express Financial
Advisors Inc.). Member NASD. American Express Company is separate from Ameriprise Financial Services, Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended June 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Sector Series, Inc. were as follows:

                        2005 - $47,000;                       2004 - $28,629

(b) Audit - Related Fees. The fees paid for the years ended June 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Sector Series, Inc. were as follows:

                        2005 - $270;                          2004 - $215

(c) Tax Fees. The fees paid for the years ended June 30, to KPMG LLP for tax compliance related services for AXP Sector Series, Inc. were as follows:

                        2005 - $5,278;                        2004 - $2,495

(d) All Other Fees. The fees paid for the years ended June 30, to KPMG LLP for additional professional services rendered for AXP Sector Series, Inc. were as follows:

                        2005 - $797;                          2004 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended June 30, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - None;                          2004 - None

         The fees paid for the years ended June 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $75,900;                       2004 - $71,000

(h) 100% of the services performed for item (g) above during 2005 and 2004 were pre-approved by the audit committee.

 *2004 represents bills paid 7/1/03 - 6/30/04
  2005 represents bills paid 7/1/04 - 6/30/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Sector Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          September 1, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          September 1, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          September 1, 2005